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                            PAINEWEBBER MUTUAL FUNDS

          PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

                                                                October 27, 1999

Dear Investor,

         This is a supplement to the prospectuses and Statements of Additional Information, as applicable, of the PaineWebber Mutual Funds listed on the reverse side. The purpose of the supplement is to notify you of:

          the new address for the PaineWebber Mutual Funds and Mitchell Hutchins Asset Management Inc.;

          a waiver of the Class A sales charge for purchases through PaineWebber InsightOne'sm' Program brokerage accounts;

          a special waiver of the contingent deferred sales charge for certain employee benefit plans that purchase Class C shares;

          a modification in the systematic withdrawal plan for Class B shares;
          and

          a special waiver of the contingent deferred sales charges applicable to Class A, Class B and Class C shares for certain non-resident aliens.

         The PaineWebber Mutual Funds and Mitchell Hutchins Asset Management Inc. have changed their address to 51 West 52nd Street, New York, New York 10019-6114.

         Investors who purchase shares through the PaineWebber InsightOne'sm' Program are eligible to buy Class A shares without a sales load. The PaineWebber InsightOne'sm' Program offers a non-discretionary brokerage account to PaineWebber clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

         Employee benefit plans qualified under Section 401(k) or Section 403(b) of the Internal Revenue Code with fewer than 100 employees or less than $1 million in assets may be eligible to buy Class C shares with no contingent deferred sales charge imposed on redemptions by those plans during the first year after purchase.

         The Systematic Withdrawal Plan is modified for Class B shares to require a $10,000 minimum investment, a minimum withdrawal of $100 and minimum monthly, quarterly, semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

         Until March 31, 2000, investors who are non-resident aliens will be able to sell their Fund shares without incurring a contingent deferred sales charge, if they use the sales proceeds to immediately purchase shares of certain offshore investment pools available through PaineWebber. The Fund will waive the contingent deferred sales charge that would otherwise apply to a sale of Class A, Class B or Class C shares of the Fund. Fund shareholders who want to take advantage of this waiver should review the offering documents of the offshore investment pools for further information, including investment minimums, and fees and expenses. Shares of the offshore investment pools are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States, and U.S. partnership or U.S. trust, and are not available to residents of certain other countries. For more information on how to take advantage of the deferred sales charge waiver, investors should contact their PaineWebber Financial Advisors.



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This supplement applies to the following Funds:

         PAINEWEBBER BOND FUNDS

             High Income Fund
             Investment Grade Income Fund
             Low Duration U.S. Government Income Fund
             Strategic Income Fund
             U.S. Government Income Fund

         PAINEWEBBER TAX-FREE BOND FUNDS

             California Tax-Free Income Fund
             Municipal High Income Fund
             National Tax-Free Income Fund
             New York Tax-Free Income Fund

         PAINEWEBBER ASSET ALLOCATION FUNDS

             Balanced Fund
             Tactical Allocation Fund

         PAINEWEBBER STOCK FUNDS

             Financial Services Growth Fund
             Growth Fund
             Growth and Income Fund
             Mid Cap Fund
             Small Cap Fund
             Tax-Managed Equity Fund
             Utility Income Fund

         PAINEWEBBER GLOBAL FUNDS

             Asia Pacific Growth Fund
             Emerging Markets Equity Fund
             Global Equity Fund
             Global Income Fund

         PAINEWEBBER MONEY MARKET FUND



                          STATEMENT OF DIFFERENCES
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The service mark symbol shall be expressed as...............................'sm'